Supplement dated October 21, 2009
to the Prospectuses
dated April 9, 2009
of
VAN KAMPEN PARTNERS TRUST,
on behalf each of its series,
Van Kampen O’Shaughnessy All Cap Core Fund
Van Kampen O’Shaughnessy Enhanced Dividend Fund
Van Kampen O’Shaughnessy Global Fund
Van Kampen O’Shaughnessy International Fund
Van Kampen O’Shaughnessy Large Cap Growth Fund
Van Kampen O’Shaughnessy Small/Mid Cap Growth Fund,
each as previously supplemented on September 14, 2009 and August 14, 2009

On October 19, 2009, Morgan Stanley & Co. Incorporated (“Morgan Stanley”), the parent company of Van Kampen Investments Inc., announced that it has reached a definitive agreement to sell its retail asset management business to Invesco Ltd. (“Invesco”). The transaction (“Transaction”) includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in mid-2010.

Under the Investment Company Act of 1940, the closing of the Transaction will cause each Fund’s current investment advisory agreement with Van Kampen Asset Management, a subsidiary of Van Kampen Investments Inc., to terminate. In connection with the Transaction, it is expected that each Fund’s Board of Trustees (together the “Boards”) will be asked to consider and approve changes to each Fund. If such changes require shareholder approval, such changes will be submitted to the shareholders of such Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

MULTIFNDSPT28 10/09